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                               Janus Aspen Series

                       Supplement dated November 8, 2005
                      to Currently Effective Prospectuses

Janus Aspen Series (the "Trust") anticipates holding a Special Meeting of Shareholders (the "Meeting") on November 22, 2005 to vote on certain proposals as set forth below. Each proposal was previously approved by the Trustees of the Trust. Shareholders of record on September 9, 2005 will be entitled to vote at the Meeting.

Election of Trustees and Amendments to the Trust Instrument

Shareholders of EACH PORTFOLIO will be asked to approve the following:

     - The election of nine Trustees. Seven of the nominees currently serve as Trustees of the Trust. If all nominees are elected, the Board of Trustees will be comprised of eight "independent" Trustees and one "interested" Trustee.

     - Amendments to the Trust's Amended and Restated Trust Instrument to: (i) provide for shareholder votes to be counted based on each dollar of net asset value held by a shareholder rather than one vote for each share;
       (ii) permit the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Portfolios or classes without shareholder approval; and (iii) permit the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Portfolio or class thereof, without shareholder approval.

Elimination of a Fundamental Investment Policy

Shareholders of FLEXIBLE BOND PORTFOLIO will be asked to eliminate the Portfolio's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Flexible Bond Portfolio will maintain its policy to invest, under normal circumstances, at least 80% of its net assets in bonds. "Bonds" are currently defined to include mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. The Portfolio's investment objective will not change as a result of this proposal.

Conforming Amendments to a Portfolio's Investment Advisory Agreement

Shareholders of BALANCED PORTFOLIO, CORE EQUITY PORTFOLIO, FLEXIBLE BOND PORTFOLIO, FOREIGN STOCK PORTFOLIO, FORTY PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, GROWTH AND INCOME PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, LARGE CAP GROWTH PORTFOLIO, MID CAP GROWTH PORTFOLIO, MONEY MARKET PORTFOLIO, AND WORLDWIDE GROWTH PORTFOLIO, voting separately, will be asked to approve certain amendments to the investment advisory agreement between the Trust, on behalf of their Portfolio, and Janus Capital Management LLC ("Janus Capital "') to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Portfolios it manages. Janus Capital intends to continue to provide the same level of services under the proposed amended investment advisory agreements and such amendments will not impact the fee paid by your Portfolio. If approved, the amended investment advisory agreement for each Portfolio is anticipated to become effective on January 1, 2006.

Performance-Based Investment Advisory Fee

Shareholders of MID CAP VALUE PORTFOLIO, RISK-MANAGED CORE PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO, voting separately, will be asked to approve an amended investment advisory agreement between the Trust, on behalf of their
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Portfolio, and Janus Capital. The proposed amendment introduces a performance incentive investment advisory fee structure for each Portfolio. As proposed, a Portfolio's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

Under the proposed amendment the investment advisory fee to be paid to Janus Capital by each Portfolio will consist of two components: (1) a base management fee calculated by applying the current specified fixed-rate advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until a Proposed Amendment has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate will apply for the initial 12 months. When a proposed amended investment advisory agreement ("Proposed Amendment") has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amendment took effect. If approved for a Portfolio, the amended fee schedule for that Portfolio is expected to become effective on January 1, 2006. Approval of a Proposed Amendment is contingent upon approval of a similar proposed amendment by shareholders of other similar series advised by Janus Capital. Approval of the Proposed Amendment for Mid Cap Value Portfolio is contingent upon approval of similar separate proposed amendments by shareholders of Janus Mid Cap Value Fund and Janus Adviser Mid Cap Value Fund. Approval of the Proposed Amendment for Risk-Managed Core Portfolio is contingent upon approval of similar separate proposed amendments by shareholders of Janus Risk-Managed Stock Fund and Janus Adviser Risk-Managed Core Fund. Approval of the Proposed Amendment for Worldwide Growth Portfolio is contingent upon approval of similar separate proposed amendments by shareholders of Janus Worldwide Fund and Janus Adviser Worldwide Fund.

For each Portfolio, the fixed rate used in computing the Base Fee will be the same as that used in computing the fee paid to Janus Capital by the Portfolio under its current investment advisory agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

The investment performance of a Portfolio's Service Shares ("Service Shares") will be used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the investment record of that Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.
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The proposed Base Fee for each Portfolio (which is the same as the current annual investment advisory fee rate paid by the Portfolio) and the Portfolio's benchmark index are shown in the following table:

                                                                                             BASE FEE
PORTFOLIO                                                    BENCHMARK INDEX             (ANNUAL FEE RATE)
---------                                                    ---------------             -----------------
Mid Cap Value Portfolio..........................   Russell Midcap(R) Value Index*          0.64   %#
Risk-Managed Core Portfolio......................         S&P 500(R) Index**                0.50   %##
Worldwide Growth Portfolio.......................       MSCI World(SM) Index***             0.60   %

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*    The Russell Midcap(R) Value Index measures the performance of those Russell
     Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.
** The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
*** The Morgan Stanley Capital International ("MSCI") World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.
# This amount is reduced by the amount payable by Mid Cap Value Portfolio to Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the subadviser to
     Mid Cap Value Portfolio, pursuant to a subadvisory agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Portfolio to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended December 31, 2004, Mid Cap Value Portfolio paid Perkins a subadvisory fee at the annual rate of 0.32% of the Portfolio's average daily net assets. If this proposal is approved for Mid Cap Value Portfolio, Perkins will receive a fee from the Portfolio that will adjust upward or downward based upon the Portfolio's performance relative to the Russell Midcap(R) Value Index.
##   Janus Capital, and not Risk-Managed Core Portfolio, pays Enhanced
     Investment Technologies LLC ("INTECH"), the Portfolio's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Portfolio, and INTECH. Currently, that fee is calculated at an annual rate of 0.26% of the Portfolio's average daily net assets.

Performance-Based Sub-Advisory Fee Structure

Shareholders of RISK-MANAGED CORE PORTFOLIO only will be asked to approve an amended subadvisory agreement between Janus Capital, on behalf of the Portfolio, and INTECH that introduces a performance incentive subadvisory fee structure. As proposed, the subadvisory fee rate payable by Janus Capital to INTECH will change from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Portfolio's Service Shares relative to its benchmark index. Currently, Janus Capital, and not Risk-Managed Core Portfolio, pays INTECH a fee for its services provided pursuant to the Sub-Advisory Agreement at an annual rate of 0.26% of the Portfolio's average daily net assets. The proposed subadvisory fee rate to be paid to Janus Capital by INTECH will consist of two components: (1) a base management fee calculated and accrued daily and payable monthly equal to 0.26% of the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to Janus Capital by the Portfolio ("Performance Adjustment") pursuant to the Proposed Amendment to the current investment advisory agreement between Janus Capital and the Trust, on behalf of the Portfolio. No Performance Adjustment will be paid to INTECH until the proposed amended subadvisory agreement has been in effect for at least 12 months.

The Base Fee rate is the same as the annual fixed-rate fee paid by Janus Capital to INTECH under its current subadvisory agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Portfolio's Service Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

If this proposal is approved, the proposed amended subadvisory agreement and the new fee schedule are expected to become effective on January 1, 2006. Approval of the proposal is contingent upon approval of the Proposed Amendment
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to the current investment advisory agreement for Risk-Managed Core Portfolio.
For the first 12 months after the effective date, only the Base Fee rate will apply. When the proposed amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the proposed amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Portfolio has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period. The Portfolio does not pay any subadvisory fees to INTECH; this fee is paid by Janus Capital.